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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

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                        Date of Report: February 1, 2001
                        (Date of earliest event reported)


                           NORTEL NETWORKS CORPORATION
             (Exact name of registrant as specified in its charter)


           CANADA                     001-07260             NOT APPLICABLE
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)

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8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA               L6T 5P6
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     (address of principal executive offices)                      (Zip code)



       Registrant's telephone number, including area code: (905) 863-0000.
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ITEM 5.   OTHER EVENTS

         On February 1, 2001, the Registrant's principal direct operating subsidiary, Nortel Networks Limited, announced an offering of U.S. $1.5 billion of 6.125% Notes due February 15, 2006 pursuant to a prospectus supplement dated February 1, 2001. The prospectus supplement relates to Nortel Networks Limited's shelf registration statement on Form S-3 (File Number 333-51888). The related press release is filed as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1       Press Release dated February 1, 2001.
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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report or amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2001



                                       NORTEL NETWORKS CORPORATION


                                           /s/ Deborah J. Noble
                                       By: ___________________________
                                           Name: Deborah J. Noble
                                           Title: Corporate Secretary


                                           /s/ Blair F. Morrison
                                       By: ___________________________
                                           Name: Blair F. Morrison
                                           Title: Assistant Secretary


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